ACQUISITION OF SUBSIDIARY	12 Months Ended
Dec. 31, 2021
ACQUISITION OF SUBSIDIARY
ACQUISITION OF SUBSIDIARY

6.   ACQUISITION OF SUBSIDIARY

On July 2, 2021 (the “Closing Date"), the Company completed the acquisition of Roxgold (the "Transaction") and its underground producing Yaramoko mine in Burkina Faso, the Séguéla development project in Côte d’Ivoire, and the Boussoura exploration property in Burkina Faso. The Transaction was completed by way of a court-approved plan of arrangement (the "Arrangement") under the Business Corporations Act (British Columbia) pursuant to the terms of an Arrangement agreement between Fortuna and Roxgold dated effective April 26, 2021. Under the terms of the Transaction, the Company acquired all of the issued and outstanding common shares ("Roxgold Shares") of Roxgold in exchange for 0.283 of a common share of Fortuna and C$0.001 in cash for each Roxgold Share. Upon completion of the Transaction, Roxgold became a wholly-owned subsidiary of Fortuna. The Company began consolidating the operating results, cash flows, and net assets of Roxgold from July 2, 2021.

On the closing of the Transaction, the Company issued 106,106,224 common shares and paid $0.3 million in cash in exchange for all of the issued and outstanding Roxgold Shares. In addition, the Company made the following cash payments:

●	$5.6 million in change of control payments to non-continuing executives of Roxgold;
●	$14.5 million on the accelerated vesting of RSUs and PSUs upon the change of control of Roxgold to non-continuing executives which has been determined to form part of the consideration;
●	$9.2 million on the accelerated vesting of DSUs upon the change of control of Roxgold to directors of Roxgold which has been determined to form part of the consideration; and
●	$4.6 million on the accelerated vesting of RSUs and PSUs upon the change of control of Roxgold to continuing executives and directors of Roxgold, $1.3 million of which has been determined to form part of the consideration and $3.3 million was expensed as Roxgold transaction costs.

Under the terms of the Arrangement, all Roxgold stock options, RSUs and PSUs issued in 2018, 2019, and 2020 to continuing employees and executives outstanding as at the effective time of the Arrangement were assumed by the Company having the same terms and conditions as the original respective Roxgold long-term incentive plans (including with respect to vesting and settlement), except that on settlement thereof the holder will receive 0.283 of a Fortuna common share or the cash equivalent at the time of settlement. Following the acquisition of Roxgold, the Company assumed 405,240 options, 1,023,696 PSUs and 1,419,649 RSUs. The Company recorded $8.2 million to equity reserve and $4.0 million to other liabilities. During the year ended December 31, 2021, $0.8 million of the equity settled units assumed were settled in cash.

The Company advanced a promissory note of $35.3 million to Roxgold on June 29, 2021 in advance of closing of the Transaction, to cover expected cash consideration, transaction costs, and liabilities in relation to the Transaction. The promissory note was effectively settled upon closing of the Transaction.

The Company has determined that the Transaction represents a business combination, with the Company identified as the acquirer. Based on the share price of the Company’s common shares immediately prior to the Closing Date, the estimated fair value of the of the Options, RSUs, and PSUs assumed, the cash consideration paid, and settlement of the pre-existing promissory note between Roxgold and Fortuna, the total consideration of the acquisition was determined to be $655.3 million.

Consideration paid:
Fortuna shares issued to Roxgold shareholders	$582,523
Options, RSUs, and PSUs assumed by Fortuna	12,143
Settlement of promissory note due from Roxgold	35,296
Cash consideration paid to Roxgold shareholders, PSU, RSU, and DSU holders	25,333
Total consideration	$655,295

In accordance with the acquisition method of accounting, the acquisition cost was allocated to the underlying assets acquired and liabilities assumed, based upon their estimated fair values at the date of acquisition. The Company retained an independent appraiser to assist with determination of the fair value of certain assets acquired and liabilities assumed. The consideration paid has been allocated to the assets acquired and liabilities assumed based on their estimated fair values on the Closing Date.

During the year ended December 31, 2021, the Company completed the analysis to assign fair values to all assets acquired and liabilities assumed. Figures previously presented have been updated to reflect the measurement period adjustments detailed below. The following table summarizes the final purchase price allocation:

Allocation of consideration: (Expressed in $'000 rounded)	Reported as of September 30, 2021	Adjustments	Final Allocation
Cash and cash equivalents	$65,600	$—	$65,600
Trade and other receivables	18,800	—	18,800
Other current assets	3,000	—	3,000
Inventory (1)	23,300	1,200	24,500
Restricted cash	2,100	—	2,100
Mineral properties and exploration and evaluation assets (2)	789,200	20,800	810,000
Property, plant and equipment	85,500	—	85,500
Trade and other payables (4)	(56,400)	(3,300)	(59,700)
Income taxes payable	(5,400)	—	(5,400)
Lease liabilities	(13,600)	—	(13,600)
Debt	(31,700)	—	(31,700)
Closure and reclamation provision (3)	(3,300)	(7,800)	(11,100)
Deferred tax liabilities (5)	(162,600)	(13,400)	(176,000)
Other labilities (4)	(6,405)	2,600	(3,805)
Non controlling interest	(52,800)	(100)	(52,900)
Net assets acquired	$655,295	$—	$655,295
(1)	The fair value of inventory was adjusted to reflect an update to the mine plan and expected timing of processing stockpiled ore.
(2)	Measurement period adjustments to mineral properties were a result of updates to the mineral reserve and resource statement and refinments to the timing of cash flows used in the discounted cash flow models used to value mineral properties.
(3)	Adjustments to the fair value of closure and reclamation provisions were the result of management reviewing site closure plans during the measurement period and making adjustments and refinements to the cost estimates.
(4)	Relates to adustments to the opening balance sheet as of July 2, 2021 based on refinements to the treatment of executive payments.
(5)	The deferred tax liabilities were updated to reflect the change in temporary differences which resulted from the changes to the fair value of assests and liabilities acquired.

The fair value of mineral properties and exploration and evaluation assets (Level 3), debt (Level 2), and lease liabilities (Level 2) were estimated using discounted cash flow models, comparable transactions and other market-based information. The fair value of property, plant, and equipment (Level 3) was estimated using either market or cost approaches. Expected future cash flows are based on estimates of future gold prices and projected revenues, estimated quantities of mineral reserves and mineral resources, expected future production costs and capital expenditures based on life-of-mine plans. The fair value of inventory (Level 3) was based on forward gold prices and the cost to complete.

The non-controlling interest represents a 10% interest in the legal entities that own the Yaramoko and Séguéla properties, by the Burkina Faso and Côte d’Ivoire governments, respectively. The non-controlling interest was determined based on the present ownership instruments’ proportionate share in the recognized amounts of the acquiree’s identifiable net assets.

For the year ended December 31, 2021, transaction and integration costs in the form of continuing employee payouts, advisory, legal and other professional fees of $14.1 million were expensed as incurred and included in Roxgold transaction costs in the Consolidated Income Statement.

Consolidated revenue for the year ended December 31, 2021 includes revenue from the properties acquired in the Transaction of $101.3 million. Consolidated net income for the year ended December 31, 2021 includes net income before tax from Roxgold of $9.4 million. Had the transaction occurred on January 1, 2021, pro-forma unaudited consolidated revenue and net income before tax for the year ended December 31, 2021 would have been approximately $704.7 million and $115.2 million, respectively.